EXHIBIT 99.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Transiition Report of Secured Diversified Investment, Ltd., on Form 10-KSB for the transition period from November 1, 2002 to December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Clifford L. Strand, Chief Executive Officer and Munjit Johal Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: April 15, 2003         /S/ Clifford L. Strand
                             ___________________________________________
                             Clifford L. Strand, Chief Executive Officer



Date: April 15, 2003         /S/ Munjit Johal
                             ___________________________________________
                             Munjit Johal, Chief Financial Officer